EXHIBIT 32.1

CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Osnah Bloom, Chief Executive Officer of Integrated Inpatient Solutions, Inc. (the “Company”), hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(a)	the Company’s annual report on Form 10-K for the twelve months ended December 31, 2014 (the “Form 10-K”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and related interpretations; and
(b)	the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Osnah Bloom
Osnah Bloom
Chief Executive Officer

Date: April 15, 2015